SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 8, 2005
FBR Securitization, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-127901	20-2028732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 Nineteenth Street North, Arlington, VA 22209
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     Subsequent to the filing of this Current Report on Form 8-K, the Registrant’s Mortgage-Backed Notes, Series 2005-4 (the “Offered Securities”) will be registered for sale under the Registrant’s effective Shelf Registration Statement on Form S-3 (333-127901) and will be offered pursuant to the Prospectus and a related Prospectus Supplement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and Rule 424 thereunder.
     In connection with the offering of the Offered Securities, Friedman, Billings, Ramsey & Co., Inc. (the “Underwriter”) has prepared and disseminated to potential purchasers “Series Term Sheets” as such term is defined in the No-Action Response letter to Greenwood Trust Company, Discover Card Master Trust I (publicly available April 5, 1996). The Underwriter has also prepared and disseminated to potential investors “Computational Materials” as such term is defined in the No-Action response letter to Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (publicly available February 17, 1995). In accordance with such No-Action letter, the Registrant is filing herewith such Series Term Sheets as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and such Computational Materials as Exhibit 99.4 through Exhibit 99.36.
     The information in such Series Term Sheets and Computational Materials is preliminary and will be superseded by the final Prospectus Supplement relating to the Offered Securities and by any other information subsequently filed with the Securities and Exchange Commission.
Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.
(c)	Exhibits.

99.1	Series Term Sheet	99.19	Computational Materials
99.2	Series Term Sheet	99.20	Computational Materials
99.3	Series Term Sheet	99.21	Computational Materials
99.4	Computational Materials	99.22	Computational Materials
99.5	Computational Materials	99.23	Computational Materials
99.6	Computational Materials	99.24	Computational Materials
99.7	Computational Materials	99.25	Computational Materials
99.8	Computational Materials	99.26	Computational Materials
99.9	Computational Materials	99.27	Computational Materials
99.10	Computational Materials	99.28	Computational Materials
99.11	Computational Materials	99.29	Computational Materials
99.12	Computational Materials	99.30	Computational Materials
99.13	Computational Materials	99.31	Computational Materials
99.14	Computational Materials	99.32	Computational Materials
99.15	Computational Materials	99.33	Computational Materials
99.16	Computational Materials	99.34	Computational Materials
99.17	Computational Materials	99.35	Computational Materials
99.18	Computational Materials	99.36	Computational Materials

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005	FBR SECURITIZATION, INC.
	By:	/s/ Michael Warden
		Name:	Michael Warden
		Title:	Vice President

[Form 8-K — FBRSI Series 2005-4 Series Term Sheet and Computational Materials — November 8, 2005]

Exhibit Index

Exhibit No.		Page

99.1	Series Term Sheet	[Electronic Format]

99.2	Series Term Sheet	[Electronic Format]

99.3	Series Term Sheet	[Electronic Format]

99.4	Computational Materials	[Electronic Format]

99.5	Computational Materials	[Electronic Format]

99.6	Computational Materials	[Electronic Format]

99.7	Computational Materials	[Electronic Format]

99.8	Computational Materials	[Electronic Format]

99.9	Computational Materials	[Electronic Format]

99.10	Computational Materials	[Electronic Format]

99.11	Computational Materials	[Electronic Format]

99.12	Computational Materials	[Electronic Format]

99.13	Computational Materials	[Electronic Format]

99.14	Computational Materials	[Electronic Format]

99.15	Computational Materials	[Electronic Format]

99.16	Computational Materials	[Electronic Format]

99.17	Computational Materials	[Electronic Format]

99.18	Computational Materials	[Electronic Format]

99.19	Computational Materials	[Electronic Format]

99.20	Computational Materials	[Electronic Format]

99.21	Computational Materials	[Electronic Format]

99.22	Computational Materials	[Electronic Format]

99.23	Computational Materials	[Electronic Format]

99.24	Computational Materials	[Electronic Format]

99.25	Computational Materials	[Electronic Format]

99.26	Computational Materials	[Electronic Format]

99.27	Computational Materials	[Electronic Format]

Exhibit No.		Page

99.28	Computational Materials	[Electronic Format]

99.29	Computational Materials	[Electronic Format]

99.30	Computational Materials	[Electronic Format]

99.31	Computational Materials	[Electronic Format]

99.32	Computational Materials	[Electronic Format]

99.33	Computational Materials	[Electronic Format]

99.34	Computational Materials	[Electronic Format]

99.35	Computational Materials	[Electronic Format]

99.36	Computational Materials	[Electronic Format]